UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________

FORM 8-K

__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 1, 2024

REX AMERICAN RESOURCES

CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number 001-09097

Delaware	31-1095548
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

7720 Paragon Rd.

Dayton, Ohio 45459

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (937) 276-3931

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	REX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of August 1, 2024 (the “Effective Date”), the Board of Directors of REX American Resources Corporation (the “Company”) amended the Company’s By-Laws to replace those provisions in Article VI with respect to stock certificates for shares of the Company’s stock with a new Section 1 which provides that shares of the Company’s stock issued or transferred after the Effective Date (or as soon thereafter as the Company’s transfer agent fully implements the transition) will be registered in book entry form in the Direct Registration System (DRS).

The amended By-Laws of the Company are set forth as Exhibit 3.1(ii) to this Current Report on Form 8-K and are incorporated herein by reference.

Item	9.01 Financial Statements and Exhibits.

(d)       Exhibits:

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
3(ii)	By-Laws of Rex American Resources Corporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REX AMERICAN RESOURCES CORPORATION

Date: August 7, 2024	By:/s/ Douglas L. Bruggeman
Name: Douglas L. Bruggeman
Title: Vice President-Finance, Chief Financial Officer and Treasurer